SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12


                           Golden Queen Mining Co. Ltd
.................................................................................

                (Name of Registrant as Specified In Its Charter)
.................................................................................

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

     ...........................................................................

     (2)   Aggregate number of securities to which transaction applies:

     ...........................................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ...........................................................................

     (4)   Proposed maximum aggregate value of transaction:

     ...........................................................................

     (5)   Total fee paid:

     ...........................................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount Previously Paid:

     ...........................................................................

     2)    Form, Schedule or Registration Statement No.:

     ...........................................................................

     3)    Filing Party:

     ...........................................................................

     4)    Date Filed:

     ...........................................................................

                          GOLDEN QUEEN MINING CO. LTD.

               Notice of Annual and Extraordinary General Meeting
                           to be held on June 26, 2002


To Holders of Common Shares:

The Annual and Extraordinary General Meeting (the "Meeting") of the holders of common shares of Golden Queen Mining Co. Ltd. (the "Company") will be held at the offices of Lawson Lundell, 1600 - 925 West Georgia Street, Vancouver, British Columbia, on Wednesday, June 26, 2002 at 10:30 a.m., Vancouver time, for the following purposes:

1. To receive the report of the directors, the audited consolidated financial statements of the Company for the year ended December 31, 2001 and the report of the auditors thereon;

2.   To elect directors for the ensuing year;

3. To appoint auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors;

4. To consider and, if thought fit, approve a reduction in the exercise price of certain options previously granted to directors of the Company and its subsidiary; and

5. To transact any other business that may properly come before the Meeting or any adjournment thereof.

The board of directors has fixed the close of business on May 14, 2002 as the record date for determining holders of common shares who are entitled to vote at the Meeting.

The report of the directors, the audited consolidated financial statements of the Company for the year ended December 31, 2001 and the report of the auditors thereon are contained in the Annual Report dated December 31, 2001 accompanying this Notice of Annual and Extraordinary General Meeting.

Holders of common shares who are unable to be present at the Meeting are requested to date, execute and return the accompanying form of proxy to Computershare Trust Company of Canada, 510 Burrard Street, Vancouver, British Columbia, Canada V6C 3B9 (a self-addressed envelope is enclosed) or to the Company's registered and records office at 1600 - 925 West Georgia Street, Vancouver, British Columbia, Canada V6C 3L2, in either case prior to 5:00 p.m., Vancouver time, on Tuesday, June 25, 2002.

DATED at Toronto, Ontario, this 9th day of May, 2002.

BY ORDER OF THE BOARD OF DIRECTORS,




/s/ EDWARD G. THOMPSON
--------------------------------
Edward G. Thompson
Chairman of the Board and President and Chief Executive Officer

                          GOLDEN QUEEN MINING CO. LTD.


--------------------------------------------------------------------------------
                    PROXY STATEMENT AND INFORMATION CIRCULAR
--------------------------------------------------------------------------------


                             Dated as of May 9, 2002

   In this Proxy Statement and Information Circular, all references to "$" are references to United States dollars and all references to "C$" are references to
                                Canadian dollars.


                            GENERAL PROXY INFORMATION

Solicitation of Proxies

This Proxy Statement and Information Circular is furnished in connection with the solicitation of proxies by the management of Golden Queen Mining Co. Ltd. (the "Company") for use at the Annual and Extraordinary General Meeting (the "Meeting") of holders of common shares of the Company ("Common Shares") to be held on Wednesday, June 26, 2002 at the time and place and for the purposes set out in the accompanying Notice of Annual and Extraordinary General Meeting. This Proxy Statement and Information Circular and the accompanying Notice of Annual and Extraordinary General Meeting and form of proxy are expected to be mailed to shareholders of the Company on or about May 17, 2002.

The cost of solicitation will be borne by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company's directors, officers and regular employees, who will not receive additional compensation therefor. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners. The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be $12,000.

Voting by Registered Shareholders

For all shareholders who hold Common Shares registered in their own name, a form of proxy for use at the Meeting is enclosed with this Proxy Statement and Information Circular. All properly executed forms of proxy must be received by Computershare Trust Company of Canada, at 510 Burrard Street, Vancouver, British Columbia, V6C 3B9 by no later than 5:00 p.m. on Tuesday, June 25, 2002.

The form of proxy must be signed by the shareholder or the shareholder's attorney authorized in writing. If a shareholder is a corporation, the form of proxy must be executed under its corporate seal or by an officer or attorney thereof duly authorized, accompanied by a copy of the relevant directors' resolution or power of attorney. Persons signing as executors, administrators or trustees should so indicate and must provide a copy of a document establishing their authority. A partnership should sign in the name of the partnership by an authorized person(s).

The people designated in the enclosed form of proxy are directors of the Company. A shareholder has the right to appoint a person (who need not be a shareholder) other than those named in the form of proxy to attend and act for them and on their behalf at the Meeting. To exercise this right, a shareholder must insert the name of the desired representative in the blank space provided in the form of proxy.

Where a shareholder specifies a choice with respect to the matter to be acted on, the Common Shares held by such shareholder will be voted or withheld from voting in accordance with such instructions. Where no choice is specified, the Common Shares held by such shareholder will be voted in favour of the matters referred to in the form of proxy accompanying this Proxy Statement and Information Circular. The form of proxy confers discretionary authority with respect to amendments or variations to those matters specified in the form of proxy or other matters which may properly come before the Meeting. As of the date hereof, management of the Company knows of no such amendment or variation or any other matter to be dealt with at the Meeting. If any matters which are not now known should properly come before the Meeting, the people designated in the enclosed form of proxy will vote on such matters in accordance with their best judgment.

Revocability of Proxies

In addition to revocation in any other manner provided by law, a shareholder executing the enclosed form of proxy has the power to revoke it by instrument in writing executed by the shareholder or his attorney authorized in writing or, where the shareholder is a corporation, by a duly authorized officer or attorney of the corporation. The instrument of revocation must be delivered to the registered and records office of the Company, at the address specified in the Notice of Annual and Extraordinary General Meeting, at any time up to and including the last business day preceding the date of the Meeting or any adjournment thereof, or to the chairman of the Meeting on the day (but prior to the commencement) of the Meeting or any adjournment thereof.

Voting by Beneficial Shareholders

The information set forth in this section is important to many shareholders as a substantial number of shareholders do not hold their Common Shares in their own name.

Shareholders who hold Common Shares through their brokers, intermediaries, trustees or other people (collectively, called "Beneficial Shareholders") should note that only proxies deposited by shareholders whose names appear on the share register of the Company may be recognized and acted upon at the Meeting. If Common Shares are shown on an account statement provided to a Beneficial Shareholder by a broker, then in almost all cases the name of such Beneficial Shareholder will not appear on the share register of the Company. Such Common Shares will most likely be registered in the name of the broker or an agent of the broker. In Canada, the vast majority of such Common Shares will be registered in the name of "CDS & Co.", the registration name of The Canadian Depository for Securities Limited, which acts as a nominee for many brokerage firms. Common Shares held by brokers, agents or nominees can only be voted by those brokers, agents or nominees in accordance with instructions received from Beneficial Shareholders. As a result, Beneficial Shareholders should carefully review the voting instructions provided by their broker, agent or nominee with this Proxy Statement and Information Circular and ensure they communicate how they would like their Common Shares voted in accordance with those instructions.

Applicable regulatory policies require brokers and intermediaries to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Each broker or intermediary has their own mailing procedures and provides its own return instructions to clients. The purpose of the form of proxy or voting instruction form provided to a Beneficial Shareholder by its broker, agent or nominee is limited to instructing the registered holder of the relevant Common Shares on how to vote such shares on behalf of the Beneficial Shareholder. Most brokers now delegate responsibility for obtaining instructions from clients to Independent Investor Communications Corporation ("IICC"). IICC typically supplies a voting instruction form, mails those forms to Beneficial Shareholders and asks those Beneficial Shareholders to return the forms to IICC or follow specific telephone or other voting procedures. IICC then tabulates the results of all instructions received by it and provides appropriate instructions respecting the voting of Common Shares at the Meeting. A Beneficial Shareholder receiving a voting instruction form from IICC cannot use that form to vote Common Shares directly at the Meeting. Instead, the voting instruction form must be returned to IICC or the alternate voting procedures must be completed well in advance of the Meeting in order to ensure such shares are voted.

Although Beneficial Shareholders may not be recognized directly at the Meeting for the purpose of voting Common Shares registered in the name of their broker, agent or nominee, a Beneficial Shareholder may attend the Meeting as a proxyholder for a shareholder and vote Common Shares in that capacity. As a result, Beneficial Shareholders who wish to attend the Meeting and indirectly vote their Common Shares as proxyholder for the registered shareholder should contact their broker, agent or nominee well in advance of the Meeting to determine the steps necessary permit them to indirectly vote their Common Shares as a proxyholder.

Voting Securities and Certain Owners and Management

As at May 9, 2002, there were 51,512,186 outstanding Common Shares, each of which carries the right to one vote at meetings of the shareholders of the Company. Holders of the outstanding Common Shares whose names are entered on the register of shareholders of the Company at the close of business on May 14, 2002, the record date, will be entitled to attend in person or appoint a proxy nominee to attend the Meeting and such persons will be entitled to vote on a show of hands and, on a poll, will be entitled to one vote for each of the Common Shares held on that date.

The affirmative vote of a majority of the votes cast by the holders of Common Shares represented in person or by proxy at the Meeting is required for the election of directors and the approval of all other matters presented for action at the Meeting.

Abstentions and broker non-votes will be treated as present for purposes of obtaining a quorum with respect to all matters to be considered at the Meeting, but will not be counted for or against any of the proposals to be voted upon at the Meeting.

The following table sets out, as at May 9, 2002, the names of, and number of Common Shares beneficially owned by, or over which control or direction is exercised by, persons known to the Company to own, or exercise control or direction over, more than five percent of the outstanding Common Shares; the names of, and number of shares beneficially owned by, or over which control or direction is exercised by, each director and officer of the Company; and the number of shares beneficially owned by, or over which control or direction is exercised by, all directors and officers as a group. At such date, an aggregate of 52,629,301 Common Shares were outstanding or deemed to be outstanding pursuant to options, warrants and conversion rights exercisable within 60 days of the record date.


                                                 Amount and Nature of
                                                Ownership (all direct
                                              beneficial ownership unless
Name of Owner                                       otherwise noted)            Percent of Class
-------------                                       ----------------            ----------------
Edward G. Thompson (1), (2)                               435,000                     0.84%
Toronto, Ontario
Chester Shynkaryk (1), (3)                                554,508                     1.08%
Richmond, British Columbia
Gordon C. Gutrath (1), (4)                                295,000                     0.57%
Vancouver, British Columbia
H. Lutz Klingmann (1), (4)                                190,000                     0.37%
West Vancouver, British Columbia

All directors and executive officers as a               1,474,508                     2.86%
group (four persons) (5)

Harris Clay(6)                                          7,815,515                    15.17%
Augusta, Georgia
Landon T. Clay(7)                                       9,658,872                    18.75%
Peterborough, New Hampshire
Goodman and Company(8)                                  5,621,800                    10.91%
Toronto, Ontario
Continental Casualty Company                            3,750,000                     7.28%
Chicago, Illinois
BGR Precious Metals Fund, Inc.                          2,800,000                     5.44%
Toronto, Ontario

(1)      Currently a director of the Company.
(2)      Includes options to purchase 420,000 Common Shares.
(3)      Includes options to purchase 350,000 Common Shares.
(4)      Includes options to purchase 190,000 Common Shares.
(5)      See notes 2 through 4 above.
(6) Consists of: 7,008,265 shares held directly by Mr. Harris Clay, and 807,250 shares held by Arctic Coast Petroleum Ltd., with which Mr. Clay is affiliated for the purposes of disclosure required by United States securities laws.
(7) Consists of: 8,820,845 shares held directly by Mr. Landon Clay; 4,663 shares held by the LTC Corp. Profit Sharing and Retirement Plan, of which Mr. Clay is a trustee; 26,114 shares held by LTC Corp., with which Mr. Clay is affiliated; and 807,250 shares held by Arctic Coast Petroleum Ltd., with which Mr. Clay is affiliated for the purposes of disclosure required by United States securities laws. In addition, Mr. Clay is related to three charitable trusts, The Landon T. Clay Charitable Lead Trust Dated 11/30/83, The Landon T. Clay Charitable Lead Trust II and The Monadnock Charitable Lead Annuity Trust, which hold in the aggregate 6,439,842 shares. As Mr. Clay has no beneficial interest in and does not, directly or indirectly, exercise control or direction over any of the trusts, he expressly disclaims any interest therein.
(8) Goodman and Company is a Canadian investment dealer. The shares noted in the table are held by various funds that are managed by Goodman and Company.

                          ITEM 1. ELECTION OF DIRECTORS

Each of the persons whose name appears in the table below is proposed by the management of the Company to be nominated for election as a director of the Company to serve until the next annual general meeting of the shareholders or until he sooner ceases to hold office. Pursuant to the British Columbia Company Act (the "Company Act"), a majority of the directors of the Company must be ordinarily resident in Canada and at least one director must be ordinarily resident in British Columbia.

The following information concerning the respective nominees has been furnished by them(1).

                                                                                                 Director
Name, Position and Residence          Age                   Business Experience                  Since
----------------------------          ---                   -------------------                  -----
EDWARD G. THOMPSON(2), (3)             65     Mr. Thompson's principal occupation is             November 1994
President, Chief Executive                    President of E.G. Thompson Mining Consultants,
Officer, Chairman and Director                Inc. Mr. Thompson was elected Chairman of the
Toronto, Ontario                              Company effective January 29, 1997 and was
                                              appointed president and chief executive officer
                                              of the Company on February 29, 2000. Since 1990
                                              he has also served as president of E.G. Thompson
                                              Mining Consultants, Inc., which he owns. Mr.
                                              Thompson graduated from the University of Toronto
                                              in 1959 with a degree in mining geology and in
                                              1960 earned a degree in economic geology. He is
                                              also president of Sparton Resources Inc. and
                                              Consolidated Thompson-Lundmark Gold Mines Ltd. He
                                              serves on the board of directors of Adrian
                                              Resources Ltd., Aurogin Resources, Freewest
                                              Resources (Canada), Gold Summit Mines Limited,
                                              Zaruma Resources, Inc., Sparton Resources, Inc.,
                                              Western Troy Capital Resources, Inc. and Windy
                                              Mountain Exploration, Ltd.

CHESTER SHYNKARYK(3)                   57     Mr. Shynkaryk's principal occupation is            November 1985
Secretary and Director                        President of Nu-Vision Resources. Mr.
Richmond, British Columbia                    Shynkaryk served as the President of the
                                              Company from 1985 to 1995, then was elected
                                              Secretary in 1996. Since 1996, he has also served
                                              as the President of Nu-Vision Resources (formerly
                                              Visionary Mining Corporation), a mineral
                                              exploration company. In addition, he serves as a
                                              director of Pacific Star Resources Corporation
                                              and Markatech Industries Corporation.


                                                                                                 Director
Name, Position and Residence          Age                   Business Experience                  Since
----------------------------          ---                   -------------------                  -----
GORDON  C. GUTRATH(2)                  64     Mr. Gutrath's principal occupation is President    August 1987
Director                                      of Atled Exploration Management Ltd. Since
Vancouver, British Columbia                   November of 1995, Mr. Gutrath has also served
                                              as the Chairman of Queenstake Resources Ltd.,
                                              which he founded in 1977. Previously, he served
                                              as its President from 1977 until November 1995.
                                              Mr. Gutrath is a professional geologist and a
                                              registered professional engineer in British
                                              Columbia. He graduated from the University of
                                              British Columbia in 1960 with a degree in
                                              geology. Mr. Gutrath is President of Atled
                                              Exploration Management Ltd. and serves on the
                                              board of directors of AME Resource Capital Corp.,
                                              Americana Gold and Diamond Holdings, Inc. and
                                              Nu-Vision Resources.

H. LUTZ KLINGMANN                      61     Mr. Klingmann's  principal occupation is           March 2001
Director                                      President of Minto Explorations, Ltd. Mr.
West Vancouver, British Columbia              Klingmann was appointed as a director effective
                                              March 1, 2001. He has served as the President of
                                              Minto Explorations, Ltd. since its inception in
                                              1993. He is also a director of Nu-Vision
                                              Resources.

(1)      The Company does not have an Executive Committee.
(2)      Member of Audit Committee.
(3)      Member of Compensation Committee.

An advance notice of meeting inviting nominations for election as directors, as required by section 111 of the Company Act, was published in The Vancouver Sun newspaper on April 30, 2002 and delivered to certain regulatory authorities.


            ITEMS 2. AND 3. APPOINTMENT AND REMUNERATION OF AUDITORS

BDO Dunwoody were appointed the auditors of the Company on November 13, 1996 and presently serve in such capacity. At the Meeting, management of the Company will propose the reappointment of BDO Dunwoody as auditors of the Company to hold office until the next annual general meeting of shareholders of the Company and will also propose that the directors be authorized to fix the remuneration to be paid to the auditors. A representative of BDO Dunwoody will be present at the Meeting and will have the opportunity to make a statement if desired, and will be available to respond to appropriate questions.

                    ITEM 4. APPROVAL OF AMENDMENT OF OPTIONS

At a meeting held on May 9, 2002, the board of directors of the Company determined, subject to the approval of the Toronto Stock Exchange (the "TSX") and the Company's shareholders, to reduce to C$0.50 per share the exercise price of all options held by directors of the Company and its subsidiary which had previously been granted with an exercise price of C$0.60 or higher (the "Directors' Options").

The following is a summary of the Directors' Options:

Name of Option Holder        Date of Grant       No. of Options     Exercise Price (C$)
---------------------        -------------       --------------     -------------------
Gordon C. Gutrath           January 28, 1998         25,000                $1.00

Chester Shynkaryk(1)        January 28, 1998         25,000                $1.00

Edward G. Thompson(1)       January 28, 1998         25,000                $1.00

Edward G. Thompson          October 14, 1999         70,000                $0.60

Chester Shynkaryk           October 14, 1999         90,000                $0.60

Gordon C. Gutrath           October 14, 1999         90,000                $0.60

(1)               Director of the Company's subsidiary.

The Company's directors determined that the repricing of these options was appropriate in light of current market conditions. Given recent low gold price levels, the directors were concerned that the Directors' Options did not provide the incentive intended to be provided by such options.

In accordance with the requirements of the TSX, the amended exercise price of the Directors' Options is at least equal to the five day volume weighted average trading price of the Common Shares on the TSX immediately prior to the date the directors of the Company approved the repricing of the Directors' Options, which was C$0.49.

Outstanding options to purchase a total of 1,055,000 Common Shares have been granted with exercise prices of less than C$0.60 per share and have therefore not been amended.

The TSX has approved the repricing of the Directors' Options, subject to shareholder approval and the fulfilment of other customary conditions.

Pursuant to the rules of the TSX, the amendment of these options to purchase Common Shares requires approval by a majority of the votes cast at a meeting of shareholders of the Company, other than votes attaching to shares beneficially owned by persons who have a personal interest in the subject matter of the vote or their associates. To the knowledge of the Company, the number of Common Shares beneficially owned by such persons, which will not be counted for the purpose of determining whether the required level of shareholder approval has been obtained, is 324,208.

Accordingly, shareholders will be asked to consider and, if thought fit, pass the following resolution:

         RESOLVED that the reduction to C$0.50 per share of the exercise price of the Directors' Options be ratified, confirmed and approved.

The board of directors unanimously recommends that shareholders vote in favour of the ratification, confirmation and approval of the amendment of these options to purchase Common Shares.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets out the annual compensation, long term compensation and all other compensation paid during the Company's financial years ended December 31, 2001, December 31, 2000 and December 31, 1999 to Edward G. Thompson, who has served as the President and Chief Executive Officer of the Company since February 29, 2000 and was the only executive officer of the Company at the end of its most recently completed financial year (the "Named Executive Officer").

--------------------------------------------------------------------------------------------------------------------
                                                                                                        Long-Term
                                                                 Annual Compensation                  Compensation
                                                   -----------------------------------------------------------------
                                                                                                    Securities Under
                                    Financial                                       Other Annual     Options Granted
Name and Principal Position        Year Ended          Salary          Bonus        Compensation           (#)
--------------------------------------------------------------------------------------------------------------------
Edward G. Thompson              Dec. 31, 2001        C$ 16,495          --                 --            50,000
President and                   Dec. 31, 2000        C$ 22,500          --                 --           200,000
Chief Executive Officer         Dec. 31, 1999               --          --                 --                --
--------------------------------------------------------------------------------------------------------------------


Table of Option Grants During the Financial Year Ended December 31, 2001

The following table sets out certain information with respect to individual grants of options to purchase or acquire Common Shares made during the financial year ended December 31, 2001 to the Company's Named Executive Officer.

------------------------------------------------------------------------------------------------------------------
                                                                             Market Value of
                        Securities      % of Total      Exercise or Base       Securities
                          Under      Options Granted         Price         Underlying Options
         Name            Options     in the Financial    (C$/Security)    on the Date of Grant
                           (#)             Year                               (C$/Security)       Expiration Date
------------------------------------------------------------------------------------------------------------------
Edward G. Thompson        50,000           13%               $0.20                $0.20            June 26, 2006
------------------------------------------------------------------------------------------------------------------


Table of Aggregated Options Exercised During the Financial Year Ended December 31, 2001 and Financial Year-end Option Values

The following table sets out certain information with respect to options to purchase Common Shares exercised by the Company's Named Executive Officer during the financial year ended December 31, 2001 and options held by him at the end of such year.

--------------------------------------------------------------------------------------------------------------------
                                                                  Unexercised Options at    Value of Unexercised
                                                                    December 31, 2001       in-the-Money Options
                            Securities                                     (#)              at December 31, 2000
                           Acquired on        Aggregate Value          Exercisable/                 (C$)
                             Exercise             Realized            Unexercisable             Exercisable/
Name                           (#)                 (C$)                                       Unexercisable(1)
--------------------------------------------------------------------------------------------------------------------
Edward G. Thompson             --                   --                  385,000/0                  --/--
--------------------------------------------------------------------------------------------------------------------

(1) The closing price of the Common Shares on the TSX on December 31, 2001 was C$0.13. None of these options were in-the-money at such date and, accordingly, none of such options had any value.

Composition of the Compensation Committee

The members of the Compensation Committee during the year ended December 31, 2001 were Edward G. Thompson (Chairman) and Chester Shynkaryk. Mr. Shynkaryk was President of the Company until December 1, 1995 and has served as the Secretary of the Company since such time.

Report on Executive Compensation

The Compensation Committee of the board of directors is responsible for reviewing and approving the remuneration of the senior management of the Company, including the President and Chief Executive Officer. The guiding philosophy of the Compensation Committee in the determination of executive compensation is ensuring that the Company is able to attract the best possible candidates for management positions, given the high level of competition for competent management in the mining industry, and to align the interests of management with those of the Company's shareholders.

The Company's executive compensation policies are designed to recognize and reward individual contribution, performance and level of responsibility and ensure that the compensation levels remain competitive with other precious metals development and mining companies. The key components of total compensation are base salary and incentives.

The Compensation Committee uses industry compensation data as a basis for determining appropriate base salary ranges. Within these ranges, the base salaries are established to reflect the individual executive's proven and expected contribution and responsibility.

Stock options are granted to executive officers to align the financial interests of management with the interests of shareholders of the Company and to encourage executive officers to focus on strategies and results that enhance shareholder value in the longer term. The number of options to purchase Common Shares granted to each individual will depend largely on his level of responsibility and contribution to the Company's performance.

The Compensation Committee considers, on an ongoing basis, the appropriateness and effectiveness of the Company's executive compensation policies, given prevailing circumstances.

During the year ended December 31, 2001, Edward G. Thompson, the interim President and Chief Executive Officer of the Company, was the only executive officer of the Company and was paid a nominal fee.

Submitted by the Compensation Committee.

EDWARD G. THOMPSON (Chairman)
CHESTER SHYNKARYK

                                PERFORMANCE GRAPH

The following line graph and table illustrate the annual percentage change in the cumulative total return on the Common Shares, assuming an initial investment of $100, as compared to the TSX Gold and Precious Metals Index, for the period from December 31, 1997 to December 31, 2001:


                                [OBJECT OMITTED]



-------------------------------------------------------------------------------------------------------
                                          December     December     December     December     December
                                          31, 1997     31, 1998     31, 1999     31, 2000     31, 2001
Company                                     29.51        17.05        10.82         5.57         4.26
TSX Gold and Precious Metals Index          48.33        44.86        36.94        32.88        38.46
-------------------------------------------------------------------------------------------------------


                            COMPENSATION OF DIRECTORS

The Company does not pay directors' fees. While the Company has no written policy or standard arrangements in this regard, it is currently the policy of the Company to grant options to purchase Common Shares to its directors under the Company's 1996 Stock Option Plan (the "Plan"). Generally, each director is initially granted options to purchase an aggregate of 115,000 Common Shares and such additional number of Common Shares as may be appropriate in particular circumstances given other responsibilities assumed by the director in the Company's affairs and contributions made by such director to the Company. Additional options are granted from time to time to the extent deemed appropriate.

The Plan provides for the issuance of options to purchase Common Shares to the directors, officers and employees of the Company and its subsidiaries. The Plan is administered by the Compensation Committee of the board of directors of the Company. The Plan provides that a maximum of 3,300,000 Common Shares will be reserved, set aside and made available for issuance pursuant to options granted from time to time under the Plan, provided that, under the terms of the Plan, no person is entitled to be granted options to purchase Common Shares constituting more than 5% of the number of outstanding Common Shares.

The Plan provides that the exercise price of each option granted shall not be less than the market price of the Common Shares on the TSX on the trading day prior to the day on which the option is granted. The Plan provides that all options granted under such plan will expire not later than five years after the date of grant and, unless otherwise specifically determined at the time of the grant of any option, all options granted under the Plan expire 39 months after the date on which they are granted.

Options granted to employees of the Company and its subsidiaries under the Plan will vest, as to one-third of the number of Common Shares issuable upon the exercise of the options granted, on the date of grant and, as to an additional one-third of such number of Common Shares, on each of the next two anniversaries of such date. Options granted under the Plan to other persons vest immediately on the date of grant.

Options granted under the Plan are not transferable, other than by will or other testamentary instrument or the laws of succession. The Plan provides that where an optionee is dismissed, removed or otherwise ceases to be a director, officer or employee of the Company or its subsidiaries (other than for cause or as a result of his or her retirement or death), all unexercised options held by such person terminate on the earlier of 60 days after the optionee ceases to be a director, officer or employee of the Company or its subsidiaries or the normal expiry date of such unexercised options. Under the Plan, an optionee who retires at or after the age of 60 or after 20 years of employment by the Company or any of its subsidiaries may exercise vested options held by him or her at the date of retirement in accordance with the terms of such options as though the optionee had not retired. Options held by an optionee under the Plan at the time of his or her death will terminate on the earlier of one year after the date of death of the optionee or the normal expiry date of such options. In the event that an optionee is dismissed as a director, officer or employee of the Company or one of its subsidiaries for cause, all unexercised options held by such person immediately terminate.

The following table sets out certain information with respect to options to purchase Common Shares granted to the directors of the Company, other than the Company's Named Executive Officer, since the commencement of the Company's financial year ended December 31, 2001 and not previously disclosed in the Company's Proxy Statement and Information Circular dated as of May 11, 2001:

---------------------------------------------------------------------------------------------------------------------
                                                                      Market
                                                                     Value of
                                                                    Securities
                         Securities     % of Total                  Underlying
                           Under          Options                   Options on
                          Options       Granted in    Exercise or   the Date of
                          Granted      the Financial  Base Price       Grant
Name of Director             (#)           Year       (C$/Share)     (C$/Share)     Date of Grant     Expiration Date
---------------------------------------------------------------------------------------------------------------------
H. Lutz Klingmann         115,000          29%           $0.25         $0.25        March 1, 2001      March 1, 2006

---------------------------------------------------------------------------------------------------------------------

There are no other arrangements under which directors of the Company were compensated by the Company during the year ended December 31, 2001 for their services in their capacity as directors and, without limiting the generality of the foregoing, no additional amounts are payable under any standard arrangements for committee participation or special assignments, except that the Articles of the Company provide that the directors are entitled to be paid reasonable travelling, hotel and other expenses incurred by them in the performance of their duties as directors. The Company's Articles also provide that if a director is called upon to perform any professional or other services for the Company that, in the opinion of the directors, is outside of the ordinary duties of a director, such director may be paid a remuneration to be fixed by the directors and such remuneration may be either in addition to or in substitution for any other remuneration that such director may be entitled to receive.

The aggregate direct remuneration paid or payable by the Company and its subsidiary (the financial statements of which are consolidated with those of the Company) to the directors and senior officers of the Company during the financial year ended December 31, 2001 was $14,527.

Since January 1, 2002, options to purchase an aggregate of 375,000 Common Shares were granted to the directors of the Company as a group at an exercise price of C$0.50 per share exercisable for a period of up to five years. During the same period, no options to purchase Common Shares held by directors and senior officers of the Company were exercised. In accordance with the requirements of the TSX, the exercise price of the options granted to the directors of the Company is at least equal to the five day volume weighted average trading price of the Common Shares on the TSX immediately prior to the date the directors of the Company approved the grant of such options, which was C$0.49. During the 30-day period ending on such date, the closing price of the Common Shares on the TSX ranged from C$0.26 to C$0.55.


                         REPORT ON CORPORATE GOVERNANCE

The TSX has adopted certain guidelines (the "Guidelines") for listed companies regarding recommended corporate governance policies and practices. These Guidelines deal with the principal areas of responsibility of the Board and its committees and the composition of the Board and these committees. This report reviews the Company's corporate governance procedures and practices in comparison to the Guidelines.

Mandate and Responsibility of the Board

The board of directors of the Company (the "Board") is responsible for supervising management in carrying on the business and affairs of the Company. During the year ended December 31, 2001, the Board held 4 meetings. Directors are required to exercise their powers with reasonable prudence in the best interests of the Company. As recommended by the Guidelines, the Board has expressly confirmed its commitment to the principles set out in the Guidelines and has accepted and confirmed its responsibility for overseeing management's performance in the following particular areas as set out in the Guidelines:

o    the strategic planning process of the Company;
o identification and management of the principal risks associated with the business of the Company;
o    planning for succession of management;
o the Company's policies regarding communications with its shareholders and others;
o the establishment by the Company of, and compliance with, appropriate environmental policies; and
o the integrity of the internal controls and management information system of the Company.

In carrying out its mandate, the Board relies primarily on management to provide it with regular detailed reports on the operations of the Company and its financial position. The Board reviews and assesses these reports and other information provided to it at meetings of the full Board and its committees. The Company's President and Chief Executive Officer, Edward G. Thompson, is a member of the Board, giving the Board direct access to information on his areas of responsibility. Other management personnel attend Board meetings on request to provide information and answer questions.

The reports and information provided to the Board on a regular basis discuss the Company's operations with respect to the exploration and development of the Soledad Mountain Project and include such matters as the permitting process, property acquisitions, staff additions and changes, financing and investor relations activities, expenditures and results of operations and the procedures followed to monitor and manage the risks associated with the Company's operations. At least semi-annually, management reports to the Board on its strategic and business plan, performance relative to that plan and any changes in the plan. From time to time, members of the Board may be involved with management in developing recommendations to the full Board on particular issues such as acquisitions or financings. Certain areas of the Board's responsibility are delegated to regular or special committees of the Board which report back to the full Board on their considerations.

The Guidelines recommend that a board of directors and the chief executive officer should develop position descriptions and that the board of directors should approve or develop the corporate objectives which the chief executive officer is responsible for meeting. The mandate of the Board has been established as overseeing the conduct of the business of the Company and supervising management. In connection with the appointment of Edward G. Thompson in February, 2000 as the interim President and Chief Executive Officer, the Board and the interim President and Chief Executive Officer confirmed the position description for the chief executive officer and the corporate objectives which the chief executive officer is responsible for meeting.

The Guidelines recommend that a board of directors should have in place appropriate structures and procedures to ensure that it can function independently of management. While the Chairman of the Board is a member of management, the Board considers that Mr. Thompson's occupation of the position of President and Chief Executive Officer on an interim basis only is not of such a nature as would prevent the Board from effectively functioning independently of management. The Board is prepared to meet without management present any time it is considered necessary or appropriate and has done so on a number of occasions.

The Guidelines recommend that a board of directors should implement a system which enables an individual director to engage an outside adviser at the expense of the corporation in appropriate circumstances. While the Board has not formalized any such system, the members of the Board are aware that they have the right to retain outside advisers, at the Company's expense, when appropriate.

The Guidelines recommend that a board of directors should examine its size with a view to its effectiveness. The Board is satisfied that its current size is appropriate to effectively perform its duties.

Composition of the Board

The Guidelines recommend that a board of directors should be constituted with a majority of individuals who qualify as "unrelated directors". An unrelated director is defined as a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the corporation, other than interests and relationships arising from shareholding. Based on this definition, the Board has determined, as recommended by the Guidelines, that the Board has a majority of unrelated directors, since three of the Company's four directors qualify as unrelated directors. Mr. Thompson is a related director. The Board does not have a "significant shareholder" within the meaning of the Guidelines.

The Chairman of the Board, Edward G. Thompson, was not a member of management of the Company until he was appointed as interim President and Chief Executive Officer effective as of February 29, 2000.

Committees of the Board

The Guidelines recommend that the committees of a board of directors generally should be composed of outside directors, a majority of whom are unrelated directors. The Board has had two standing committees: the Audit Committee and the Compensation Committee, each comprised of one related director and one unrelated director. The Audit Committee held 3 meetings during the year ended December 31, 2001. The Company does not have an Executive Committee.

The Guidelines recommend that the audit committee of a board of directors should be composed only of outside directors. As a result of the appointment of Mr. Thompson as President and Chief Executive Officer, the Audit Committee is not currently composed only of outside directors. The Audit Committee reviews and recommends for approval by the Board the Company's annual and six-month interim financial statements and all external financial reporting. It also reviews and follows up on major findings of financial audits to ensure the Company has an effective system of internal controls. The Audit Committee has direct access to the Company's external auditors to discuss and review specific issues as appropriate.

The Guidelines recommend that a board of directors should review the compensation of directors. The Compensation Committee has responsibility for matters relating to executive and director compensation and planning for the succession of management of the Company.

The Guidelines recommend that a board of directors should appoint a nominating and governance committee of directors composed exclusively of outside directors to propose new nominees to the board of directors and assess directors on an ongoing basis. Although the Company does not have a nominating and governance committee, the Board is satisfied that in view of size and composition of the Board, it is more efficient and cost effective for the full Board to perform the duties of the nominating and governance committee as set out in the Guidelines. The Board recruits new directors as needed from time to time. Any appointment of a new director requires Board approval and is subject, ultimately, to approval by the shareholders of the Company at the next annual general meeting of shareholders of the Company.

The Guidelines recommend that a board of directors should implement a process for assessing the effectiveness of the board as a whole, the committees of the board and the contribution of individual directors and provide an orientation and education program for new directors. The Board as a whole is responsible for the orientation and education of new directors and the evaluation of the effectiveness of the Board and its committees and the performance of directors. The Board assesses and will make any changes necessary to improve Board effectiveness and will consider and, if deemed advisable, establish a formal process of identifying, recruiting, appointing, re-appointing and providing ongoing development for directors.

The Guidelines recommend that a board of directors should expressly assume responsibility for developing the corporation's approach to governance issues. The Board as a whole takes responsibility for developing the Company's approach to corporate governance issues, including, among other things, the Company's response to the Guidelines.

Decisions Requiring Approval of the Board

Although the Board has delegated responsibility for the day to day management of the Company to the President and Chief Executive Officer, there are certain significant decisions which require the prior approval of the Board. These include decisions with respect to major capital expenditures, the appointment of and compensation for officers of the Company, the adoption and amendment of incentive plans, share issues and repurchases, financing arrangements and material acquisitions and divestitures. Significant disclosure documents are also subject to Board review and approval.

Shareholder Feedback and Concerns

Under the direction of the President and Chief Executive Officer, the Company's investor relations program includes discussions with individual shareholders and other stakeholders.

Board's Expectations of Management

The process of setting the Board's expectations of management begins with the development of a strategic plan for the Company. Once the strategic plan has been approved by the Board, it is management's responsibility to successfully implement the plan. Management reviews periodically with the Board its progress to date on the implementation of the strategic plan. On an annual basis, management also prepares an operating and financial plan for the upcoming year against which short term performance is measured. Performance in relation to the annual plan and other short term objectives is reviewed with the Board on a regular basis.

In the Board's opinion, the current corporate governance practices of the Company are adequate and appropriate for a company at its stage of development and are consistent with both the spirit and intent of the Guidelines. The Board will continue to review, and change where necessary, its approach to corporate governance.


                  INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

Transactions with Landon T. Clay Affiliates. On March 19, 1996, the Company's subsidiary issued two debentures in the aggregate principal amount of $1,000,000 to The Landon T. Clay Charitable Lead Trust II and The Landon T. Clay Charitable Lead Trust dated 11/30/83. The debentures carried interest at a rate of 9.5% per annum and, by their terms, matured March 19, 1998. Each such debenture was convertible into Common Shares, at the option of the holder, at a conversion price of C$2.00 ($1.46) per share, subject to customary "anti-dilution" provisions set out in the debenture instruments.

On January 28, 1998, the Board approved a reduction of the conversion price of the debentures to C$0.68 per share, reflecting the market price of the Common Shares at such time. Following the approval of the TSX, the debentures were converted into an aggregate of 2,017,941 Common Shares (as compared to the 686,100 Common Shares that would have been issued if the debentures were exercised in full at the original exercise price).

In May 1998, the Company completed a private placement of 5,236,000 Common Shares at a price of C$0.68 ($0.47) per share of which 800,000 Common Shares were issued to The Landon T. Clay Charitable Lead Trust, 600,000 Common Shares were issued to The Landon T. Clay Charitable Lead Trust II, 2,000,000 Common Shares were issued to The Monadnock Charitable Lead Annuity Trust and 800,000 Common Shares were issued directly to Landon T. Clay.

In July 1999, the Company completed a private placement of 13,250,000 Common Shares at a price of C$0.40 ($0.26) per share. Of these shares 3,350,000 were issued directly to Landon T. Clay.

In January 2001, the Company completed a private placement of units comprised of promissory notes in the aggregate principal amount of $65,000 convertible into an aggregate of 406,249 Common Shares at a price of $0.16 per share, an aggregate of 1,538,462 Common Shares in the capital of the Company at a price of $0.13 per share and an aggregate of 1,656,250 common share purchase warrants, of which 1,296,474 Common Shares and 1,104,167 common share purchase warrants were issued to Landon T. Clay and 648,237 Common Shares and 552,082 common share purchase warrants were issued to Harris Clay. In April, 2002, Landon T. Clay exercised all 1,104,167 of such common share purchase warrants and Harris Clay exercised 416,667 of such common share purchase warrants (leaving him with 135,415 outstanding common share purchase warrants) for total proceeds of $176,666.72 and $66,666.72 respectively.

                            AVAILABILITY OF DOCUMENTS

The Annual Report of the Company dated December 31, 2001 accompanying this Proxy Statement and Information Circular contains, among other things, the Company's audited consolidated financial statements for the financial year ended December 31, 2001, the auditor's report on such statements and Management's Discussion and Analysis of Results of Operations. Additional copies of the Annual Report and this Proxy Statement and Information Circular, as well as the most recent interim financial statements subsequent to the Company's annual financial statements, may be obtained upon request from the Company's Chief Accountant, 11847 Gempen St., Mojave CA 93501.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2003 Annual General Meeting of shareholders must be received by the Secretary of the Company before December 5, 2002, for inclusion in the 2003 Proxy Statement and form of proxy. In addition, if the Company receives notice of a shareholder proposal after February 18, 2003 for the 2003 Annual General Meeting of shareholders, the persons named as proxies in such proxy statement and form of proxy will have discretionary authority to vote on such shareholder proposal.

The contents and sending of this Proxy Statement and Information Circular have been approved by the Board.

BY ORDER OF THE BOARD OF DIRECTORS,



/s/ EDWARD G. THOMPSON
------------------------------------
Edward G. Thompson
Chairman of the Board and President and Chief Executive Officer

                          GOLDEN QUEEN MINING CO. LTD.

                                      PROXY
                                      -----

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF GOLDEN QUEEN MINING CO. LTD. ("THE COMPANY") FOR USE AT THE ANNUAL AND EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD ON JUNE 26, 2002 AND ANY ADJOURNMENT THEREOF.

I, the undersigned, hereby appoint Gordon C. Gutrath or failing him, H. Lutz Klingmann, or instead of either of them, ____________________________________________________, as proxy nominee, with full power of substitution, to attend, vote and act on my behalf in respect of all (or ___________________ ) of the common shares of the Company ("Common Shares") registered in my name or designated in a duly executed omnibus proxy, as the case may be, at the Annual and Extraordinary General Meeting (the "Meeting") of shareholders of the Company to be held on June 26, 2002 and at any adjournment of that Meeting. I direct that such Common Shares shall be voted, or withheld from voting, as specified below (and, if not so specified, to be voted for the following):


1.      To elect as directors:                                             For       Withhold Vote
        Edward G. Thompson                                                 [ ]           [ ]
        Chester Shynkaryk                                                  [ ]           [ ]
        Gordon C. Gutrath                                                  [ ]           [ ]
        H. Lutz Klingmann                                                  [ ]           [ ]

2.      To appoint BDO Dunwoody as auditors:                               For       Withhold Vote
                                                                           [ ]           [ ]

3.      To authorize the directors to fix the remuneration of the          For         Against       Withhold Vote
        auditors:                                                          [ ]           [ ]             [ ]

4.      To approve a reduction of the exercise price of certain            For         Against       Withhold Vote
        options previously granted to directors of the Company and         [ ]           [ ]             [ ]
        its subsidiary, all as described in the Company's Proxy
        Statement and Information Circular dated May 9, 2002.

Signed this _____ day of _________________________, 2002.

_________________________________________________
(Signature of Registered Holder of Common Shares)

_________________________________________________
(Print Name)

If this proxy is not dated, it is deemed to bear the date that it was mailed to the shareholder.

                               THIS IS YOUR PROXY.

              PLEASE COMPLETE AND RETURN IN THE ENVELOPE PROVIDED.

INSTRUCTIONS:

1. If you are unable to attend the Meeting but wish to be represented, you have the right to appoint a person, who need not be a shareholder of the Company, to attend and vote on your behalf. If you use this form of proxy, but wish to appoint some person other than Gordon C. Gutrath or
         H. Lutz Klingmann as your proxy nominee, you must strike out their names and insert the name of that other person in the blank space provided. That person must then attend the Meeting in order to vote on your behalf.

2. You should indicate your choice on the various items listed by checking the appropriate boxes. If no choice is specified, your shares will be voted in favour of: the election of the nominees of management as directors; the appointment of BDO Dunwoody as auditors; the authorization of the directors to fix the remuneration of the auditors; and the approval of a reduction of the exercise price of certain options previously granted to directors of the Company and its subsidiary, all as described in the Company's Proxy Statement and Information Circular dated May 9, 2002.

3. To be valid, this proxy must be dated and signed by you, as the registered holder of Common Shares, or as a person named as a proxy nominee in respect of the Meeting in an omnibus proxy containing a power of substitution pursuant to applicable securities laws, or your attorney. If the registered holder or the person named in an omnibus proxy is a corporation, this proxy must be signed by an authorized officer or attorney of the corporation.

                          GOLDEN QUEEN MINING CO. LTD.

                                 (the "Company")



To registered and non-registered shareholders:



National Policy Statement No. 41 - Shareholder Communication, provides shareholders with the opportunity to elect annually to have their names added to a supplemental mailing list in order to receive quarterly financial statements of the Company. If you wish to receive such statements, please complete and return this form to:

                      COMPUTERSHARE TRUST COMPANY OF CANADA
                          4TH FLOOR, 510 BURRARD STREET
                           VANCOUVER, BRITISH COLUMBIA
                                     V6C 3B9

The undersigned hereby certifies that he/she/it is a beneficial owner of shares in the Company and hereby requests that the Company add his/her/its name to the supplemental mailing list.



--------------------------------------------------------------------------------
Name (please print)

--------------------------------------------------------------------------------
Number                     Street

--------------------------------------------------------------------------------
City                                Province                       Postal Code

--------------------------------------------------------------------------------
Signature

DATED this ________________ day of ________________, 2002.